EXHIBIT 99.2

                           FIRST HARTFORD CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Hartford Corporation (the "Company") on Form 10K for the year ending April 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Stuart
I. Greenwald, Treasurer, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                     /s/ Stuart I. Greenwald
                                     -------------------------------------------
                                     Stuart I. Greenwald
                                     Treasurer

                                     September 20, 2002